Exhibit 99

VIACOM



FQ1'19 EARNINGS PRESS RELEASE | FEBRUARY 5, 2019

VIACOM REPORTS STRONG FIRST QUARTER RESULTS

- Delivered Growth Across Key Financial Metrics, with Increase in Consolidated Revenues Driven by Filmed Entertainment and Worldwide Affiliate Gains
- Media Networks Grew Domestic Affiliate Revenues 5%, Marking Second Straight Quarter of Year-over-Year Growth; Advanced Marketing Solutions Drove Sequential Improvement in Domestic Advertising Revenues
- Paramount Produced Double-Digit Growth in Filmed Entertainment Revenues; Improved Year-over-Year Adjusted Operating Results for Eighth Straight Quarter
- Agreed to Acquire Leading U.S. Free Streaming Television Platform Pluto TV to Advance Viacom's Strategic Priorities and Accelerate its Evolution

STATEMENT FROM BOB BAKISH, PRESIDENT & CEO

"Through strong execution of our strategic priorities, we delivered another quarter of solid financial and operational results. Beyond the growth at our flagship networks and the resurgence of Paramount Pictures, we took a major step forward in our evolution with an agreement to acquire Pluto TV. This service will create a scaled direct-to-consumer offering for Viacom, and expand our opportunities in next-generation distribution and advanced advertising. With this momentum, we are progressing toward a return to topline growth in 2019 as Viacom continues to evolve for the future."

FISCAL YEAR 2019 RESULTS

$ millions, except per share amounts

	Quarter Ended December 31				
GAAP	2018	2017	B/(W) %	FX IMPACT %	CONSTANT CURRENCY BASIS*†
Revenues	$ 3,090	$ 3,073	1 %	(3) %	4 %
Operating income	602	718	(16)		
Net earnings from continuing operations attributable to Viacom	318	535	(41)		
Diluted EPS from continuing operations	0.79	1.33	(41)		
Non-GAAP†					
Adjusted operating income	$ 750	$ 718	4 %	(2) %	6 %
Adjusted net earnings from continuing operations attributable to Viacom	453	413	10	(3)	13
Adjusted diluted EPS from continuing operations	1.12	1.03	9	(4)	13

*We calculate constant currency information by converting current-period local currency results using prior-year period average foreign currency exchange rates.
† Non-GAAP measures referenced in this release are detailed in the Supplemental Disclosures at the end of this release.

AWESOMENESS BELLATOR BET 5 CMT colors COMEDY CENTRAL MTV nickelodeon Paramount telefe TV LAND VH1 VidCon

2

MEDIA NETWORKS

Viacom Media Networks increased worldwide affiliate revenues and accelerated growth in Advanced Marketing Solutions, while continuing to expand global studio production and digital reach.

QUARTERLY FINANCIAL RESULTS

$ millions

FQ1'19	TOTAL	B/(W) %	FX IMPACT %	CONSTANT CURRENCY BASIS[1]	DOMESTIC	B/(W) %	INTERNATIONAL	B/(W) %	FX IMPACT %	CONSTANT CURRENCY BASIS[1]
Revenues	$ 2,498	(2)%	(2)%	- %	$ 1,933	- %	$ 565	(10)%	(10)%	- %
Advertising	1,230	(6)	(4)	(2)	907	(3)	323	(13)	(13)	-
Affiliate	1,169	3	(1)	4	969	5	200	(7)	(7)	-
Consumer Products, Recreation & Live Events*	99	(12)	(2)	(10)	57	(15)	42	(9)	(7)	(2)
Adjusted OI	$ 913	- %	(2)%	2 %						

* Beginning Q1 2019, Media Networks revenue components previously reported as Ancillary were renamed to Consumer Products, Recreation and Live Events. Furthermore, certain components previously reported as Ancillary were reclassified to Affiliate. Prior period amounts have been recast to conform to the current presentation.
[1] Non-GAAP measures referenced in this release are detailed in the Supplemental Disclosures at the end of this release.

- Media Networks' performance largely reflects the unfavorable impact of foreign exchange on international revenues. Excluding a 10-percentage point unfavorable impact from foreign exchange, international revenues were substantially flat.
- Domestic revenues held flat as lower advertising and consumer products, recreation and live events revenues were offset by affiliate growth, marking the fourth straight quarter of sequential improvement and second straight quarter of YOY growth in domestic affiliate revenues.
- Growth in domestic affiliate revenues was driven by contractual rate increases, as well as OTT and studio production revenues. On a constant currency basis, international affiliate revenues were flat in the quarter.
- Higher pricing and accelerated growth in Advanced Marketing Solutions (AMS) revenues, which increased +54% YOY, drove sequential improvement in domestic advertising revenues. On a constant currency basis, international advertising revenues were flat.
- The decrease in revenues from consumer products, recreation and live events reflects the release of the *South Park: The Fractured But Whole* video game in the prior year.
- Adjusted OI held flat, reflecting a decrease in SG&A expenses, primarily driven by lower advertising and promotion expenses, as well as cost transformation savings. On a constant currency basis, adjusted OI grew +2%.

GROWTH IN DOMESTIC AFFILIATE REVENUES

% YOY



FQ1'18
FQ2'18
FQ3'18
FQ4'18
FQ1'19
-8%
-4%
-3%
+3%
+5%

ACCELERATING GROWTH IN AMS REVENUES

% YOY



+32%
+54%
FQ4'18
FQ1'19

viacom

3

MEDIA NETWORKS

OPERATIONAL HIGHLIGHTS

- Viacom maintained the #1 share of basic cable viewing with key domestic audiences in the quarter, including the 2-49, 2-11, 18-34 and 18-49 demos, among others.
  - In Live+SD viewing, Viacom held six of the Top 10 original cable series with P18-34 and nine of the Top 10 with P2-11.
- MTV accelerated its domestic ratings growth and expanded deeper into live events:
  - Grew audience share +15% YOY among P18-49 and broke a network record with six straight quarters of YOY primetime ratings growth in C3 among P18-34.
  - In November, MTV acquired the SnowGlobe Music Festival, which drew roughly 50,000 fans to its three-day New Year's Eve event in Lake Tahoe.
- Comedy Central achieved its seventh consecutive quarter of Total Day share growth among Adults 18-49, while Paramount Network grew share +5% YOY in this demo.
- Viacom International Media Networks delivered strong viewership, with MTV and Paramount Network increasing YOY share +11% and +7%, respectively. Telefe achieved its highest annual share in 10 years and Channel 5 produced five straight months of YOY share growth.
- Viacom International Studios (VIS) recently announced deals to produce content for Amazon, Claro, Imagen, Mediapro and Mega, building its position as a leading global producer of Spanish language content.
- Viacom Digital Studios (VDS) continued to grow digital consumption while expanding studio production through original content from Awesomeness.
  - VDS increased watch time +129% YOY and grew video views +65% YOY in the quarter.
  - Awesomeness' first quarter releases included *Light As a Feather* on Hulu which was recently renewed for an additional 16 episodes. The company is also producing a sequel to Netflix's hit film *To All the Boys I've Loved Before*.

VIACOM HELD THE MOST TOP 10 ORIGINAL SERIES ON CABLE (P18-34)

AMC	1	The Walking Dead
FX	2	American Horror Story
VH1	**3**	**Love & Hip Hop Hollywood**
MTV	**4**	**Jersey Shore: Family Vacation**
VH1	**5**	**Love & Hip Hop**
MTV	**6**	**Teen Mom**
Comedy Central	**7**	**South Park**
Bravo	8	Real Housewives of Atlanta
MTV	**9**	**The Challenge: Final Reckoning**
TLC	10	90 Day Fiancé

Source: Nielsen Media. *Live+SD for P18-34; FQ1'19; New episodes only,* excludes news/sports/movies; 3 *T/C minimum; 15 min* minimum duration.



SnowGlobe Music Festival 2018

VDS MORE THAN DOUBLED WATCH TIME YEAR-OVER-YEAR

minutes in billions


7.2B
+129%
2.5B
FQ1'18
FQ1'19



Light As a Feather

viacom

4

FILMED ENTERTAINMENT

Paramount Pictures delivered double-digit topline growth and an eighth straight quarter of improved year-over-year adjusted operating results, driven by worldwide theatrical gains, continued momentum at Paramount Television and international theme park revenues.

QUARTERLY FINANCIAL RESULTS

$ millions

FQ1'19	TOTAL	B/(W) %	DOMESTIC	B/(W) %	INTERNATIONAL	B/(W) %
Revenues	$ 621	14 %	$ 366	36 %	$ 255	(7)%
Theatrical	149	49	89	44	60	58
Home Entertainment	178	(3)	111	12	67	(20)
Licensing	220	3	128	71	92	(33)
Ancillary	74	54	38	12	36	157
Adjusted OI	$ (90)	31 %				

All figures are presented on a reported segment basis as impact from foreign exchange is not material.

- Paramount Pictures improved YOY adjusted OI by $40 million – its eighth consecutive quarter of improvement.
- Filmed Entertainment revenue growth was primarily driven by strength in theatrical revenues, as well as increases in licensing revenues from TV production and ancillary revenues.
- Theatrical revenue gains were largely due to the performances of *Bumblebee* and *Instant Family* compared to releases in the prior year quarter.
- Lower home entertainment revenues reflect a decrease in the sales of DVDs and Blu-ray discs, partially offset by digital sales growth.
- Increased production from Paramount Television, including the first quarter release of Netflix's *The Haunting of Hill House*, primarily drove growth in licensing revenues.
  - Paramount Television revenues were up +84% YOY in the quarter.
- Growth in worldwide ancillary revenues was primarily driven by license fees related to the development of two Paramount-branded theme parks in Asia.

CONTINUED YOY IMPROVEMENT IN PARAMOUNT'S ADJUSTED OPERATING RESULTS

$ millions



+$70
+$35
+$94
+$50
+$75
+$35
+$81
+$40
FQ2 FQ3 FQ4 FQ1 FQ2 FQ3 FQ4 FQ1
FY17
FY18
FY19

GROWTH IN PARAMOUNT TELEVISION REVENUES



+84%
FQ1'18
FQ1'19

viacom

5 • Bumblebee reinvigorated the Transformers franchise. The film has grossed over $450 million at the global box office to date, and is solidly profitable. • Paramount’s expanded fiscal 2019 film slate includes the upcoming premiere of BET-branded film What Men Want (Feb. 8). • Paramount Television continued to expand a fast- growing studio production business for Viacom, delivering two titles that premiered in the first quarter: Bumblebee − The Haunting of Hill House on Netflix. − Season 3 of spy thriller Berlin Station on Epix. • In November 2018, Paramount Pictures entered into an agreement with Netflix to produce original films for the What Men Want streaming service. • Paramount Pictures renewed or improved Pay output deals in the UK, Germany, Canada, Italy, India and Australia, and completed library deals with Amazon (global) and Sky (UK). • Paramount Pictures continued to diversify into adjacent businesses and expand its footprint off-screen: Berlin Station The Haunting of Hill House - The studio closed two deals in the quarter for the development of Paramount-branded theme parks in China and South Korea. - Mean Girls on Broadway has grossed over $67 million to date, breaking venue records. Mean Girls

6

SPOTLIGHT ON PLUTO TV

Viacom continued to advance its evolution with an agreement to acquire Pluto TV, the leading free streaming television platform in the U.S.

- On January 22, 2019, Viacom announced an agreement to acquire Pluto TV for $340 million, with an expected close in FQ2'19, pending regulatory approval.
- With more than 12 million monthly active users (as of December 2018) - 7.5 million of whom are on connected TVs - Pluto TV offers over 100 live linear channels and over 5,000 hours of on-demand content, including movies, news, sports, general entertainment and digital series.
  - The service is universally available across mobile devices, desktops, streaming players and game consoles, and is expected to be enabled on 30M+ additional devices over the coming months.
  - It is deeply integrated with a growing number of Smart TV manufacturers, including Samsung and Vizio, which represent about 60% of the market.
- Upon closing, Pluto TV will:
  - Provide Viacom a scaled direct-to-consumer offering with access to millions of consumers, and serve as an important marketing engine to grow our targeted subscription products, including Noggin and Comedy Central Now.
  - Enhance Viacom's Advanced Marketing Solutions business, immediately adding billions of quality addressable ad impressions per month, and bring in an additional audience that is young, gender-balanced and hard to reach.
  - Add an important offering for distribution partners, including mobile operators, by creating a premium free service for broadband-only and other subscribers.
  - Create an opportunity to monetize Viacom library product, benefitting from our strategic decision to curtail the licensing of large library packages to SVOD over the last two years.
  - Leverage Viacom's global reach, infrastructure and capabilities to drive opportunity, including a near-term Spanish language offering, both in the U.S. and Latin America.
  - Accelerate its leadership in free streaming TV with Viacom content offerings across kids, African American, reality and comedy.

PLUTO TV



PLUTO TV MONTHLY ACTIVE USERS

in millions as of December 2018


7.5M
CONNECTED TVs
12M+
TOTAL

100+ LIVE LINEAR CHANNELS

5,000+ HOURS VIDEO ON-DEMAND

#2 ROKU FREE APP

130+ CONTENT PARTNERSHIPS

viacom

7 Continued progress in executing de-levering actions further strengthened the balance sheet and delivered improvements across key metrics. • At December 31, 2018, gross debt $ millions $ millions outstanding was $8.96 billion, a reduction of approximately $1.1 billion from September 30, 2018, and approximately $4.2 billion since Viacom announced its strategy to de-lever in February 2017. Adjusted gross debt was $8.31 billion. 9/30/18 12/31/18 9/30/18 12/31/18 − Viacom executed an upsized tender * Adjusted Gross Debt reflects 50% equity credit applied by S&P and offer for $1.1 billion of senior notes Fitch to $1.3B of hybrid securities, reducing gross debt by $650M and debentures in the quarter. • Cash and cash equivalents decreased $1.0 billion to $534 million. $ millions $ millions • Net cash provided by operating activities increased $216 million to $228 million. • Free cash flow increased $207 million to $191 million. FQ1’18 FQ1’19 FQ1’19 FQ1’18

8 Viacom creates entertainment experiences that drive conversation and culture around the world. Through television, film, digital media, live events, merchandise and solutions, our brands connect with diverse, young and young at heart audiences in more than 180 countries. For more information about Viacom and its businesses, visit www.viacom.com. Viacom may also use social media channels to communicate with its investors and the public about the company, its brands and other matters, and those communications could be deemed to be material information. Investors and others are encouraged to review posts on Viacom’s Twitter feed (twitter.com/viacom), Facebook page (facebook.com/viacom) and LinkedIn profile (linkedin.com/company/viacom). This news release contains both historical and forward-looking statements. All statements that are not statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements reflect our current expectations concerning future results, objectives, plans and goals, and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause future results, performance or achievements to differ. These risks, uncertainties and other factors include, among others: technological developments, alternative content offerings and their effects in our markets and on consumer behavior; competition for content, audiences, advertising and distribution in a swiftly consolidating industry; the public acceptance of our brands, programs, films and other entertainment content on the various platforms on which they are distributed; the impact on our advertising revenues of declines in linear television viewing, deficiencies in audience measurement and advertising market conditions; the potential for loss of carriage or other reduction in the distribution of our content; evolving cybersecurity and similar risks; the failure, destruction or breach of our critical satellites or facilities; content theft; increased costs for programming, films and other rights; the loss of key talent; domestic and global political, economic and/or regulatory factors affecting our businesses generally; volatility in capital markets or a decrease in our debt ratings; a potential inability to realize the anticipated goals underlying our ongoing investments in new businesses, products, services and technologies; fluctuations in our results due to the timing, mix, number and availability of our films and other programming; potential conflicts of interest arising from our ownership structure with a controlling stockholder; and other factors described in our news releases and filings with the Securities and Exchange Commission, including but not limited to our 2018 Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. The forward-looking statements included in this document are made only as of the date of this document, and we do not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances. If applicable, reconciliations for any non- GAAP financial information contained in this news release are included in this news release or available on our website at www.viacom.com. Justin Dini James Bombassei Senior Vice President, Corporate Communications Senior Vice President, Investor Relations and Treasurer (212) 846-2724 (212) 258-6377 justin.dini@viacom.com james.bombassei@viacom.com Alex Rindler Kareem Chin Senior Manager, Corporate Communications Vice President, Investor Relations (212) 846-4337 (212) 846-6305 alex.rindler@viacom.com kareem.chin@viacom.com

9 (Unaudited) VIACOM INC. CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited) Quarter Ended December 31, (in millions, millions, except except per share per amounts)share amounts) 2018 2017 Revenues $ 3,090 $ 3,073 Expenses: Operating 1,683 1,563 Selling, general and administrative 684 739 Depreciation and amortization 50 53 Restructuring and related costs 71 — Total expenses 2,488 2,355 Operating income 602 718 Interest expense, net (127) (147) Equity in net earnings of investee companies 1 1 Loss on marketable securities (46) — Gain on extinguishment of debt 18 25 Other items, net (7) (4) Earnings from continuing operations before provision for income taxes 441 593 Provision for income taxes (110) (42) Net earnings from continuing operations 331 551 Discontinued operations, net of tax 3 2 Net earnings (Viacom and noncontrolling interests) 334 553 Net earnings attributable to noncontrolling interests (13) (16) Net earnings attributable to Viacom $ 321 $ 537 Amounts attributable to Viacom: Net earnings from continuing operations $ 318 $ 535 Discontinued operations, net of tax 3 2 Net earnings attributable to Viacom $ 321 $ 537 Basic earnings per share attributable to Viacom: Continuing operations $ 0.79 $ 1.33 Discontinued operations 0.01 — Net earnings $ 0.80 $ 1.33 Diluted earnings per share attributable to Viacom: Continuing operations $ 0.79 $ 1.33 Discontinued operations 0.01 — Net earnings $ 0.80 $ 1.33 Weighted average number of common shares outstanding: Basic 403.1 402.5 Diluted 403.5 402.6

10 (Unaudited) VIACOM INC. CONSOLIDATED BALANCE SHEETS (Unaudited) (in millions, millions, except except par value) par value) December 31, September 30, 2018 2018 ASSETS Current assets: Cash and cash equivalents $ 534 $ 1,557 Receivables, net 3,205 3,141 Inventory, net 829 896 Prepaid and other assets 468 482 Total current assets 5,036 6,076 Property and equipment, net 893 919 Inventory, net 3,930 3,848 Goodwill 11,606 11,609 Intangibles, net 305 313 Other assets 974 1,018 Total assets $ 22,744 $ 23,783 LIABILITIES AND EQUITY Current liabilities: Accounts payable $ 305 $ 433 Accrued expenses 732 848 Participants’ share and residuals 707 719 Program obligations 729 662 Deferred revenue 424 398 Current portion of debt 326 567 Other liabilities 610 427 Total current liabilities 3,833 4,054 Noncurrent portion of debt 8,635 9,515 Participants’ share and residuals 428 523 Program obligations 437 498 Deferred tax liabilities, net 274 296 Other liabilities 1,174 1,186 Redeemable noncontrolling interest 239 246 Commitments and contingencies Viacom stockholders’ equity: Class A common stock, par value $0.001, 375.0 authorized; 49.4 and 49.4 — — outstanding, respectively Class B common stock, par value $0.001, 5,000.0 authorized; 353.7 and 353.7 — — outstanding, respectively Additional paid-in capital 10,154 10,145 Treasury stock, 393.1 and 393.1 common shares held in treasury , respectively (20,561) (20,562) Retained earnings 18,916 18,561 Accumulated other comprehensive loss (839) (737) Total Viacom stockholders’ equity 7,670 7,407 Noncontrolling interests 54 58 Total equity 7,724 7,465 Total liabilities and equity $ 22,744 $ 23,783

11 (Unaudited) VIACOM INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (in millions) Quarter Ended December 31, (in millions) 2018 2017 OPERATING ACTIVITIES Net earnings (Viacom and noncontrolling interests) $ 334 $ 553 Discontinued operations, net of tax (3) (2) Net earnings from continuing operations 331 551 Reconciling items: Depreciation and amortization 50 53 Feature film and program amortization 1,082 1,047 Equity-based compensation 9 14 Equity in net earnings and distributions from investee companies 2 4 Deferred income taxes (36) (91) Loss on marketable securities 46 — Operating assets and liabilities, net of acquisitions: Receivables (12) (93) Production and programming (1,125) (1,191) Accounts payable and other current liabilities (78) (232) Other, net (41) (50) Net cash provided by operating activities 228 12 INVESTING ACTIVITIES Acquisitions and investments, net (14) (2) Capital expenditures (37) (28) Proceeds received from asset sales 5 23 Grantor trust proceeds 2 2 Net cash used in investing activities (44) (5) FINANCING ACTIVITIES Debt repayments (1,100) (1,000) Commercial paper — 100 Dividends paid (81) (80) Other, net (21) (22) Net cash used in financing activities (1,202) (1,002) Effect of exchange rate changes on cash and cash equivalents (5) — Net change in cash and cash equivalents (1,023) (995) Cash and cash equivalents at beginning of period 1,557 1,389 Cash and cash equivalents at end of period $ 534 $ 394

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION 12 SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION The following SUPPLEMENTtables reconcile ourAL results DISCLOSURES of operations REGARDING reported in accordance NON-GAAP with accounting FINANCIAL principles INFORMA generallyTION accepted in the UnitedThe following States of tablesAmerica reconcile (“GAAP”) our resultsfor the ofquarter operations ended reported December in accordance31, 2018 to withadjusted accounting results thatprinciples exclude generally the impact accepted of in certainThe followingthe items United identified tables States reconcile of as America affecting our (“GAAP”) resultscomparability of operations for the(non-GAAP). quarter reported ended Accordingly in Decemberaccordance, when 31, with 2018 applicable, accounting to adjusted we principles use results non-GAAP generallythat exclude measures accepted the impact such in of asthe consolidated Unitedcertain States items 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for calculated investors and in because accordance allow investors they with clarify GAAPto review our ,actual they performance should operating not in performance,be the considered same way makein as isolation our it easier management. of, to or compare as a Since our these substituteresultsare with not for measuresthose, operating of other of income, performance companies earnings andcalculated from allow continuing investorsin accordance tooperations review with performance GAAPbefore ,provision they inshould the for same notincome beway considered taxes, as our provision management. in isolation for income Sinceof, or theseas a taxes,are notsubstitute net measures earnings for of, fromoperating performance continuing income, calculated operations earnings in attributable accordancefrom continuing towith Viacom GAAPoperations and, they diluted before should EPS provision not from be considered continuingfor income inoperations taxes, isolation provision as of, indicators or foras aincome of operatingsubstitutetaxes, performancefor net, operatingearnings and fromincome, they continuing may earnings not beoperations from comparable continuing attributable to similarly operations to V titlediacom before measures and provision diluted employed EPSfor income from by other continuing taxes, companies. provision operations for income as indicators of operating performance and they may not be comparable to similarly titled measures employed by other companies. taxes,(in millions, net earnings except per from share continuing amounts) operations attributable to Viacom and diluted EPS from continuing operations as indicators of operating(in millions, performance except per and share they amounts) may not be comparable to similarly titled measuresQuarter employed Ended by other companies. DecemberQuarter 31, 2018 Ended (in millions, except per share amounts) Quarter Ended Earnings from December 31, 2018Net Earnings Continuing Quarter Ended from Continuing Earnings from December 31, 2018 Net Earnings (in millions, except per share amounts) OperationsContinuing Operationsfrom ContinuingDiluted EPS Operating Before PrContinuingovision Provision for Attributablefrom Continuing to from Continuing Operations (1) Operations Diluted EPS Income forEarnings IncomeOperations T fraxesom Income Taxes NetViacom EarningsOperations OperationsDiluted EPS Operating ContinuingBefore Provision Provision for from ContinuingAttributable to from Continuing Operating Before Provision Provision for(1) Attributable to from Continuing Reported results (GAAP) $ Income602 $ Operationsfor Income441 Taxes$ Income110 Taxes$ (1) OperationsViacom318 $ DilutedOperations EPS0.79 FactorsReported Affecting results Comparability: (GAAP) Operating$ 602Befor$e Provision 441Provision$ for 110Attributable$ to 318from $Continuing 0.79 Reported results (GAAP) Income$ 602for Income$ Taxes 441Income$ Taxes (1) 110 V$iacom 318 Operations$ 0.79 Restructuring,Factors Affecting related Comparability: costs and 148 148 34 114 0.28 Reportedprogramming results (GAAP) charges (2) $ 602 $ 441 $ 110 $ 318 $ 0.79 Restructuring, related costs and Factors Affecting Comparability: (2) (3) 148 148 34 114 0.28 Gain onprogramming extinguishment char ofges debt (2) — (18) (4) (14) (0.03) Restructuring, related costs and(4) (3) Loss on marketable securities (2) (3) 148— — 46148 (18) 1134 (4) 35114 (14) 0.080.28 (0.03) programmingGain on charextinguishmentges of debt — (18) (4) (14) (0.03) Adjusted resultsLoss (Non-GAAP)on marketable securities (4) $ 750 $— 617 $ 46 151 $ 11 453 $ 35 1.12 0.08 Gain onLoss extinguishment on marketable of securities debt (3) — — (18) 46 (4) 11 (14) 35 (0.03) 0.08 Adjusted results (Non-GAAP) $ 750 $ 617 $ 151 $ 453 $ 1.12 LossAdjusted on marketable results (Non-GAAP) securities (4) $ — 750 $ 46 617 $ 11 151 $ 35 453 $ 0.08 1.12 (inAdjusted millions, results except (Non-GAAP) per share amounts) $ 750 $ 617 $ 151 $ 453 $ 1.12 (in millions, except per share amounts) Quarter Ended December 31, 2017 (in millions, except per share amounts) Quarter Ended Earnings from December 31, 2017Net Earnings Continuing Quarter Ended from Continuing OperationsEarnings from December 31, 2017 OperationsNet Earnings Diluted EPS (in millions, except per share amounts) Operating Before PrContinuingovision Provision for Attributablefrom Continuing to from Continuing Income forEarnings IncomeOperations T fraxesom Income Taxes (1) NetViacom EarningsOperations OperationsDiluted EPS Operating ContinuingBefore Provision Provision for from ContinuingAttributable to from Continuing Operating Before Provision Provision for(1) Attributable to from Continuing Reported results (GAAP) $ Income718 $ Operationsfor Income593 Taxes$ Income 42Taxes$ (1) OperationsViacom535 $ DilutedOperations EPS1.33 FactorsReported Affecting results Comparability: (GAAP) Operating$ 718Befor$e Provision 593Provision$ for 42Attributable$ to 535from $Continuing 1.33 Reported results (GAAP) Income$ 718for Income$ Taxes 593Income$ Taxes (1) 42 V$iacom 535 Operations$ 1.33 Gain on extinguishment of debt (3) — (25) (6) (19) (0.05) Factors Affecting Comparability: Reported results (GAAP)(5) $ 718 $ 593 $ 42 $ 535 $ 1.33 DiscreteGain tax on benefit extinguishment of debt (3) — — — (25) 103 (6) (103) (19) (0.25) (0.05) Factors AffectingGain on Comparability: extinguishment of debt — (25) (6) (19) (0.05) Adjusted resultsDiscrete (Non-GAAP) tax benefit (5) $ 718 $— 568 $ — 139 $103 413 $(103) 1.03 (0.25) Gain onDiscrete extinguishment tax benefit of debt (3) — — (25) — (6) 103 (19) (103) (0.05)(0.25) Adjusted results (Non-GAAP) $ 718 $ 568 $ 139 $ 413 $ 1.03 (1) The taxDiscreteAdjusted impact tax results has benefit been (Non-GAAP) calculated(5) by applying the tax rates$ applicable— to718 the adjustments$ — presented.568 $ 103 139 $ (103) 413 $ (0.25) 1.03 (2)Adjusted During(1) The fiscal results tax 2018, impact (Non-GAAP) we has launched been calculated a program by of applyingcost transformation$ the tax rates initiatives718 applicable$ to improve to the adjustments our568 margins.$ presented. We recognized139 pre-tax$ charges of413 $148 million$ in the quarter1.03 ended December 31, 2018 associated with continuing initiatives primarily related to recent management changes and reorganization at Media Networks, comprised of(1) $71 The(2) million tax During impact of fiscalrestructuring has 2018,been calculatedwe and launched related by costsaapplying program and $77the of cost taxmillion ratestransformation of applicable programming initiativesto the char adjustmentsges. to improve The programming presented. our margins. char Wgese recognized resulted from pre-tax decisions charges by of management $148 million newly in the quarter ended December 31, 2018 associated with continuing initiatives primarily related to recent management changes and reorganization at Media Networks, comprised in(2) place, During as fiscal part 2018,of our we 2018 launched restructuring a program activities, of cost transformationto cease the use initiatives of certain to programming,improve our mar andgins. are W includede recognized within pre-tax Operating charges expenses of $148 in million the Consolidated in the quarter of $71 million of restructuring and related costs and $77 million of programming charges. The programming charges resulted from decisions by management newly Statementsended December of Earnings. 31, 2018 associated with continuing initiatives primarily related to recent management changes and reorganization at Media Networks, comprised in place, as part of our 2018 restructuring activities, to cease the use of certain programming, and are included within Operating expenses in the Consolidated of $71 million of restructuring and related costs and $77 million of programming charges. The programming charges resulted from decisions by management newly (3) WeStatements redeemed seniorof Earnings. notes and debentures totaling $1.128 billion in the quarter ended December 31, 2018. As a result, we recognized a pre-tax extinguishment gainin place, of $18 as million part of inour the 2018 Consolidated restructuring Statements activities, of Earnings. to cease the use of certain programming, and are included within Operating expenses in the Consolidated Statements(3) W eof redeemed Earnings. senior notes and debentures totaling $1.128 billion in the quarter ended December 31, 2018. As a result, we recognized a pre-tax extinguishment We redeemedgain of $18senior million notes inand the debentures Consolidated totaling Statements $1.039 billionof Earnings. in the quarter ended December 31, 2017 . As a result of these transactions, we recognized a pre- tax(3) extinguishmentWe redeemed senior gain of notes $25 andmillion debentures in the Consolidated totaling $1.128 Statements billion inof theEarnings. quarter ended December 31, 2018. As a result, we recognized a pre-tax extinguishment gain ofW $18e redeemed million insenior the Consolidatednotes and debentures Statements totaling of Earnings. $1.039 billion in the quarter ended December 31, 2017 . As a result of these transactions, we recognized a pre- (4) In taxthe extinguishmentquarter ended December gain of $25 31, million2018, we in recordedthe Consolidated a non-operating Statements loss of on Earnings. marketable securities of $46 million in the Consolidated Statements of Earnings pursuantWe redeemed to our senior adoption notes of andAccounting debentures Standards totaling Update $1.039 2016-01 billion in - Financialthe quarter Instruments ended December - Overall: 31, Recognition 2017 . As a andresult Measurement of these transactions, of Financial we recognizedAssets and a pre- Financialtax extinguishment(4) InLiabilities, the quarter gain which ended of requires$25 December million the changesin 31, the 2018 Consolidated in ,fair we valuerecorded Statements measurement a non-operating of Earnings.of marketable loss on marketablesecurities to securities be recognized of $46 in millionthe Consolidated in the Consolidated Statement ofStatements Earnings. of Earnings pursuant to our adoption of Accounting Standards Update 2016-01 - Financial Instruments - Overall: Recognition and Measurement of Financial Assets and (5)(4) DiscreteIn the quarter tax benefits ended forDecember the quarter 31, ended2018, Decemberwe recorded 31, a 2017non-operating were principally loss on relatedmarketable to the securities U.S. enactment of $46 of million the T inax theCuts Consolidated and Jobs Act. Statements of Earnings Financial Liabilities, which requires the changes in fair value measurement of marketable securities to be recognized in the Consolidated Statement of Earnings. pursuant to our adoption of Accounting Standards Update 2016-01 - Financial Instruments - Overall: Recognition and Measurement of Financial Assets and Financial(5) DiscreteLiabilities, tax which benefits requires for the the quarter changes ended in fairDecember value measurement 31, 2017 were of principallymarketable related securities to the to beU.S. recognized enactment in of the the Consolidated Tax Cuts and Statement Jobs Act. of Earnings. (5) Discrete tax benefits for the quarter ended December 31, 2017 were principally related to the U.S. enactment of the Tax Cuts and Jobs Act.

13

The following table reconciles our net cash provided by operating activities (GAAP) for the quarters ended December 31, 2018 and 2017 to free cash flow (non-GAAP). We define free cash flow as net cash provided by operating activities minus capital expenditures. Free cash flow is a non-GAAP measure. Management believes the use of this measure provides investors with an important perspective on our liquidity, including our ability to service debt and make investments in our businesses.

Reconciliation of net cash provided by operating activities to free cash flow (in millions)	**Quarter Ended December 31,**		**Better/ (Worse)**
	2018	**2017**	**$**
Net cash provided by operating activities (GAAP)	$ 228	$ 12	$ 216
Capital expenditures	(37)	(28)	(9)
Free cash flow (Non-GAAP)	$ 191	$ (16)	$ 207

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